UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-2650

Seligman Cash Management Fund, Inc.
(Exact name of Registrant as specified in charter)

100 Park Avenue
New York, New York 10017
(Address of principal executive offices)  (Zip code)

Lawrence P. Vogel
100 Park Avenue
New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:                              (212) 850-1864

Date of fiscal year end:             12/31

Date of reporting period:          12/31/03

FORM N-CSR

ITEM 1.	REPORTS TO STOCKHOLDERS.

SELIGMAN CASH MANAGEMENT FUND, INC.
Annual Report December 31, 2003

Seligman
140 Years of Investment Experience

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today’s investors seek their long-term financial goals.

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 140 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the early 20th century, the firm helped fund the growing capital needs of new industries, including the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 — today, one of the nation’s largest diversified publicly-traded closed-end equity investment companies —Seligman began shifting its emphasis to investment management. In 1930, Seligman established what would be the first in an impressive lineup of mutual funds.

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm’s business decisions and investment judgment. While much has changed over the years, the firm’s commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will continue to guide Seligman.

To The Shareholders

Your annual shareholder report for Seligman Cash Management Fund, Inc. follows this letter. This report contains an interview with your Fund’s Portfolio Manager, as well as your Fund’s investment results and financial statements, including a portfolio of investments.

During the fiscal-year period, the Federal Reserve Board lowered the federal funds rate to 1%. With short-term interest rates at historic lows, the annualized 7-day yield of Class A shares of the Fund was 0.05% on December 31, 2003.

As you are probably aware, the mutual fund industry has been dealing with the issue of market timing and other disruptive or illegal trading practices in mutual fund shares. J. & W. Seligman & Co. Incorporated, which manages a family of mutual funds, including your Fund, has conducted an extensive internal review regarding these matters, the results of which have been previously reported to shareholders. For more information, please visit www.seligman.com.*

We appreciate your continued support of Seligman Cash Management Fund, Inc., and look forward to serving your investment needs for many years to come.

By Order of the Board of Directors,

William C. Morris Chairman

Brian T. Zino President

February 24, 2004

*

The reference to Seligman’s website is an inactive textual reference and information contained in or otherwise accessible through Seligman’s website does not form a part of this report or the Fund’s prospectus.

1

Interview With Your Portfolio Manager
Christopher Mahony

Q:	What market conditions and events materially affected Seligman Cash Management Fund, Inc.’s performance during the fiscal year ended December 31, 2003?

A:

In June 2003, the US Federal Reserve Board voted to lower the target federal funds rate by 25 basis points to 1%. While the US economy continued to post positive rates of growth during 2003, the Fed felt that the economic recovery could benefit from an even more accommodative monetary policy position. The Fed believed they had the flexibility to do this since inflationary risks appeared to be low. This cut in the federal funds rate meant that the short-term yields available to the Fund were further reduced.

Q:	What investment strategies or techniques materially affected the Fund’s performance during the period?

A:

Your portfolio management team remained committed to maintaining a high-quality portfolio and high levels of liquidity for the Fund’s shareholders. The Fund intends to provide a stable investment, and the Fund succeeded in that goal during this fiscal-year period. However, falling interest rates have meant a decrease in the Fund’s yield.

The Fund sharply increased its investments in US Treasury bills during this period, from 48% at the beginning of the year to 75% at year-end. During this time, all short-term investment vehicles were paying similar yields, but Treasury bills have the lowest transaction costs.

The views and opinions expressed are those of the Portfolio Manager(s), are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of market forecasts. Opinions, estimates, and forecasts may be changed without notice.

A Team Approach

Seligman Cash Management Fund is managed by the investment-grade team of Seligman’s Fixed Income Team. The investment-grade team is led by Christopher Mahony, who is assisted in the management of the Fund by seasoned research professionals who are responsible for identifying quality money market instruments in order to preserve capital and to maximize liquidity and current income. The Seligman Fixed Income Team is led by Kendall Peterson. Team members include James Didden, Jeff Gallo, Paul Langlois, Paul Pertusi, Gregory Siegel, and Sau LinWu (trader).

2

Portfolio of Investments
December 31, 2003

	Annualized Yield on Purchase Date	Principal Amount	Value
US Government Securities 75.7%

US Treasury Bills:
0.92%, due 1/2/2004	0.93%	$50,000,000	$49,998,719
0.86%, due 1/15/2004	0.87	50,000,000	49,983,278
0.85%, due 2/12/2004	0.86	50,000,000	49,950,300
0.91%, due 3/4/2004	0.92	20,000,000	19,968,150

Total US Government Securities (Cost $169,900,447)			169,900,447

Repurchase Agreement 20.7%

State Street Bank and Trust, 0.72%, dated 12/31/2003, maturing 1/2/2004 in the amount of $46,621,865, collateralized by: $44,625,000 US Treasury Notes 4.875%, 2/15/2012, with a fair market value of $48,027,657 (Cost $46,620,000)	0.73	46,620,000	46,620,000

Fixed Time Deposits 4.9%

Dexia Bank, Grand Cayman, 1%, 1/2/2004 (Cost $11,000,000)	1.01	11,000,000	11,000,000

Total Investments (Cost $227,520,447) 101.3%			227,520,447

Other Assets Less Liabilities (1.3)%			(3,010,670)

Net Assets 100.0%			$224,509,777

See Notes to Financial Statements.

3

Statement of Assets and Liabilities
December 31, 2003

Assets:

Investments, at value
US Government securities (cost $169,900,447)	$169,900,447
Repurchase agreement (cost $46,620,000)	46,620,000
Fixed time deposits (cost $11,000,000)	11,000,000	$227,520,447
Cash		47,590
Receivable for Capital Stock sold		1,614,566
Receivable from Manager		122,008
Investment in, and expenses prepaid to, shareholder service agent		94,726
Receivable for interest		1,544
Other		41,060

Total Assets		229,441,941

Liabilities:

Payable for Capital Stock repurchased		4,665,457
Management fee payable		83,286
Distribution and service fees payable		49,025
Dividends payable		4,171
Accrued expenses and other		130,225

Total Liabilities		4,932,164

Net Assets		$224,509,777

Composition of Net Assets:

Shares of Capital Stock, at par ($0.01 par value; 1,400,000,000 shares authorized; 224,520,566 shares outstanding):
Class A		$1,559,562
Class B		330,249
Class C		72,381
Class D		187,420
Class I		95,579
Class R		15
Additional paid-in capital		222,264,571

Net Assets

Applicable to 155,956,196 Class A shares, 33,024,914 Class B shares, 7,238,102 Class C shares, 18,741,981 Class D shares, 9,557,873 Class I shares, 1,500 Class R shares, equivalent to $1.00 per share		$224,509,777

Net Asset Value Per Share:

Class A ($155,944,265 ÷ 155,956,196 shares)		$1.00
Class B ($33,026,392 ÷ 33,024,914 shares)		$1.00
Class C ($7,237,693 ÷ 7,238,102 shares)		$1.00
Class D ($18,742,288 ÷ 18,741,981 shares)		$1.00
Class I ($9,557,645 ÷ 9,557,873 shares)		$1.00
Class R ($1,500 ÷ 1,500 shares)		$1.00

See Notes to Financial Statements.

4

Statement of Operations
For the Year Ended December 31, 2003

Investment Income:

Interest	$3,374,784

Expenses:

Management fees	1,308,721
Shareholder account services	959,028
Distribution and service fees	932,325
Registration	147,772
Custody and related services	72,405
Auditing and legal fees	55,240
Shareholder reports and communications	35,673
Directors’ fees and expenses	30,747
Miscellaneous	127,936

Total Expenses Before Reimbursement	3,669,847
Reimbursement of Expenses	(811,725)

Total Expenses After Reimbursement	2,858,122

Net Investment Income	$516,662

See Notes to Financial Statements.

5

Statements of Changes in Net Assets

	Year Ended December 31,

	2003	2002

Operations:

Net investment income	$516,662	$2,056,108

Distributions to Shareholders:

Net investment income:
Class A	(446,099)	(1,830,912)
Class B	(15,931)	(46,540)
Class C	(3,328)	(9,525)
Class D	(14,849)	(27,091)
Class I	(36,455)	(69,333)
Class R	—	—

Decrease in Net Assets from Distributions	(516,662)	(1,983,401)

Capital Share Transactions:

Net proceeds from sales of shares	258,210,694	368,988,905
Investment of dividends	480,497	1,791,232
Exchanged from associated funds	1,556,401,132	1,265,376,384

Total	1,815,092,323	1,636,156,521

Cost of shares repurchased	(468,740,298)	(494,975,937)
Exchanged into associated funds	(1,485,302,218)	(1,129,408,766)

Total	(1,954,042,516)	(1,624,384,703)

Increase (Decrease) in Net Assets from Capital Share Transactions	(138,950,193)	11,771,818

Increase (Decrease) in Net Assets	(138,950,193)	11,844,525

Net Assets:

Beginning of year	363,459,970	351,615,445

End of Year	$224,509,777	$363,459,970

See Notes to Financial Statements.

6

Notes to Financial Statements

1.	Multiple Classes of Shares — Seligman Cash Management Fund, Inc. (the “Fund”) offers the following six classes of shares, each of which may be acquired by investors at net asset value:

Class A shares acquired by an exchange from another Seligman investment company originally purchased in an amount of $1,000,000 or more without an initial sales charge are subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within 18 months of original purchase.

Class B shares are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares approximately eight years after their date of purchase.

Class C shares acquired by an exchange from another Seligman investment company are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of the original purchase. Effective November 25, 2003, shares acquired by an exchange from another Seligman investment company, that were originally purchased through certain financial intermediaries, will have a 1% CDSC on redemptions made within 12 months of original purchase.

Class D shares are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase.

Class I shares are offered to certain institutional clients. Class I shares are not subject to distribution and service fees.

Class R shares became effective on April 30, 2003, are offered to certain employee benefit plans and are not available to all investors. They are subject to a distribution fee of up to 0.25% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% on certain redemptions made within one year of a plan’s initial purchase of Class R shares.

All classes of shares represent interests in the same portfolio of investments, have the same rights, and are generally identical in all respects except that each class bears its own class-specific expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2.

Significant Accounting Policies — The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which require management to make certain estimates and assumptions at the date of the financial statements. Actual results may differ from these estimates. All such adjustments are of a normal recurring nature. The following summarizes the significant accounting policies of the Fund:

a.

Security Valuation — The Fund uses the amortized cost method for valuing its short-term securities. Under this method, all investments purchased at a discount or premium are valued by amortizing the difference between the original purchase price and the maturity value of the issue over the period to maturity. Shares of certain other funds in the Seligman Group of Investment Companies purchased to offset the Fund’s liability for deferred directors’ fees are valued at current market values and included in other assets.

b.

Federal Taxes — There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

7

Notes to Financial Statements

c.

Security Transactions and Related Investment Income — Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial reporting and federal income tax purposes. The cost of investments for federal income tax purposes is substantially the same as the cost for financial reporting purposes. Interest income, including the amortization of discount or premium, is recorded as earned. Dividends are declared daily and paid monthly.

d.

Repurchase Agreements — The Fund may enter into repurchase agreements with commercial banks and with broker/dealers deemed to be creditworthy by J. & W. Seligman & Co. Incorporated (the “Manager”). Securities received as collateral subject to repurchase agreements are deposited with the Fund’s custodian and, pursuant to the terms of the repurchase agreements, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. Procedures have been established to monitor, on a daily basis, the market value of repurchase agreements’ underlying securities to ensure the existence of the proper level of collateral.

e.

Multiple Class Allocations — All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses, if any, are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the year ended December 31, 2003, distribution and service fees, shareholder account services and registration expenses were class-specific expenses.

3.

Management Fee, Distribution Services, and Other Transactions — The Manager manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and paid monthly, equal to a per annum percentage of the Fund’s average daily net assets.

The management fee rate is calculated on a sliding scale of 0.45% to 0.375% based on average daily net assets of all the investment companies managed by the Manager. Beginning November 12, 2002, the Manager agreed to reimburse a portion of the class-specific expenses of Classes B, C, D and R (commencing April 30, 2003) shares in order for those classes to declare dividends equal to an annual rate of 0.05%. Effective July 10, 2003, the reimbursement was changed to allow a minimum annual dividend rate of 0.05% for Class A shares and 0.01% for Classes B, C, D and R shares. For the year ended December 31, 2003, the amount of expenses reimbursed by the Manager to the Fund was $811,725. The management fee and the reimbursement from the Manager for the year ended December 31, 2003, were equivalent to annual rates of 0.41% and 0.25%, respectively, of the Fund’s average daily net assets.

The Fund has an Administration, Shareholder Services and Distribution Plan (the “Plan”) with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with Seligman Advisors, Inc. (the “Distributor”) and receive a continuing fee of up to 0.25% on an annual basis of the average daily net assets of Class A shares, attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor, and likewise the Fund, did not make payments under the Plan with respect to Class A shares during the year ended December 31, 2003.

Under the Plan, with respect to Class B shares, Class C shares issued in exchange from another Seligman investment company, Class D shares and Class R shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, Class D, and Class R shares for which the organizations are responsible; and, for Class C, Class D, and Class R

8

Notes to Financial Statements

shares, fees for providing other distribution assistance of up to 0.75% (0.25%, in the case of Class R shares) on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee with respect to a substantial portion of Class B shares to third parties (the “Purchasers”), which provide funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

For the year ended December 31, 2003, fees incurred under the Plan, equivalent to 1%, 0.81%, and 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, respectively, amounted to $459,636, $72,246, and $400,438, respectively. For the period April 30, 2003 to December 31, 2003, fees incurred with respect to Class R shares were $5, equivalent to 0.50% per annum of average daily net assets.

The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A, Class C, Class D and Class R shares. For the year ended December 31, 2003, such charges amounted to $272,309.

The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchasers. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchasers based on the value of Class B shares sold. The aggregate of such payments and distribution fees retained by the Distributor, for the year ended December 31, 2003, amounted to $7,631.

Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 2003, Seligman Services, Inc. received no commissions from the sale of shares of the Fund. Seligman Services, Inc. received distribution and service fees of $7,389, pursuant to the Plan.

Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $959,028 for shareholder account services in accordance with a methodology approved by the Fund’s directors. Class I shares receive more limited shareholder services than the Fund’s other classes of shares (the “Retail Classes”). Seligman Data Corp. does not allocate to Class I the costs of any of its departments that do not provide services to the Class I shareholders.

Costs of Seligman Data Corp. directly attributable to the Retail Classes of the Fund were charged to those classes in proportion to their respective net asset values. Costs directly attributable to Class I shares were charged to Class I. The remaining charges were allocated to the Retail Classes and Class I by Seligman Data Corp. pursuant to a formula based on their net assets, shareholder transaction volumes and number of shareholder accounts.

The Fund and certain other associated investment companies (together, the “Guarantors”) have severally but not jointly guaranteed the performance and observance of all the terms and conditions of two leases entered into by Seligman Data Corp., including the payment of rent by Seligman Data Corp. (the “Guaranties”). The leases and the Guaranties expire in September 2008 and January 2009. The obligation of the Fund to pay any amount due under either Guaranty is limited to a specified percentage of the full amount, which generally is based on the Fund’s percentage of the expenses billed by Seligman Data Corp. to all Guarantors in the preceding calendar quarter. As of December 31, 2003, the Fund’s potential obligation under the Guaranties is $182,900. As of December 31, 2003, no event has occurred which would result in the Fund becoming liable to make any payment under a Guaranty. A portion of rent paid by Seligman Data Corp. is charged to the Fund as part of Seligman Data Corp.’s shareholder account services cost.

9

Notes to Financial Statements

The Fund’s investment in Seligman Data Corp. is recorded at a cost of $3,719.

Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings/loss accrued thereon is included in directors’ fees and expenses and the accumulated balance thereof at December 31, 2003, of $42,206 is included in accrued expenses and other liabilities. Deferred fees and related accrued earnings are not deductible by the Fund for federal income tax purposes until such amounts are paid.

4.

Capital Share Transactions — The Fund has authorized 1,400,000,000 shares of $0.01 par value Capital Stock. Transactions in shares of Capital Stock, each at a value of $1.00 per share, were as follows:

	Year Ended December 31,

Class A	2003	2002

Sales of shares	244,833,038	313,186,740
Investment of dividends	414,956	1,653,783
Exchanged from associated funds	933,722,922	778,677,982

Total	1,178,970,916	1,093,518,505

Shares redeemed	(377,002,087)	(443,079,533)
Exchanged into associated funds	(867,001,457)	(692,619,362)
Transferred to Class I	—	(7,401,458)

Total	(1,244,003,544)	(1,143,100,353)

Decrease	(65,032,628)	(49,581,848)

Class B

Sales of shares	1,398,253	1,426,500
Investment of dividends	13,913	38,898
Exchanged from associated funds	25,539,544	55,743,087

Total	26,951,710	57,208,485

Shares redeemed	(22,547,063)	(23,031,613)
Exchanged into associated funds	(25,156,962)	(30,047,816)

Total	(47,704,025)	(53,079,429)

Increase (decrease)	(20,752,315)	4,129,056

Class C

Sales of shares	758,246	1,288,693
Investment of dividends	2,688	7,801
Exchanged from associated funds	29,399,221	62,172,944

Total	30,160,155	63,469,438

Shares redeemed	(8,646,901)	(10,969,941)
Exchanged into associated funds	(25,806,881)	(50,174,010)

Total	(34,453,782)	(61,143,951)

Increase (decrease)	(4,293,627)	2,325,487

10

Notes to Financial Statements

	Year Ended December 31,

Class D	2003	2002

Sales of shares	7,272,887	49,658,169
Investment of dividends	13,154	23,431
Exchanged from associated funds	567,739,445	368,782,371

Total	575,025,486	418,463,971

Shares redeemed	(57,073,762)	(16,003,719)
Exchanged into associated funds	(567,336,918)	(356,567,578)

Total	(624,410,680)	(372,571,297)

Increase (decrease)	(49,385,194)	45,892,674

Class I

Sales of shares	3,946,555	3,438,793
Investment of dividends	35,786	67,319
Transferred from Class A	—	7,401,458

Total	3,982,341	10,907,570

Shares redeemed	(3,470,485)	(1,891,131)

Increase	511,856	9,016,439

Class R	April 30, 2003* to December 31, 2003

Sales of shares	1,500

*	Commencement of offering of shares.

5.

Other Matters — The Manager has been conducting an extensive internal review in response to recent developments regarding disruptive or illegal trading practices within the mutual fund industry. The Manager’s review noted one market timing relationship that was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced in September 2003. Additionally, the Manager identified three other market timing arrangements, all of which had been terminated, the most recent in September 2002. The Manager is confident that any financial impact of these arrangements on any Seligman Fund was minimal. The Securities and Exchange Commission (the “SEC”) and the Attorney General of the State of New York also are reviewing these matters.

In connection with the Manager’s internal review, the Manager has also reviewed its practice of placing some of the Seligman Equity Funds’ orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of Seligman Funds. This is a common practice and permissible when done properly. Although the Manager believes that the execution of all such orders was consistent with its best execution obligations, the Manager may have violated applicable requirements for certain of such orders as a result of compensation arrangements that the Distributor had with certain brokerage firms. The Manager is confident that the Seligman Equity Funds did not pay higher brokerage commissions than they would otherwise have paid for comparable transactions. The Manager is responding to information requests from the SEC relating to the Manager’s use of revenue sharing and fund portfolio brokerage commissions.

The Independent Directors of the Board of the Fund have been reviewing, and will continue to review, the foregoing matters. If the Fund has incurred financial harm as a result of violations of law or internal policies by the Manager or its personnel, the Manager will make restitution to the Fund.

11

Financial Highlights

The tables below are intended to help you understand each Class’s financial performance for the past five years or from its inception if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. “Total return” shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends. Total returns do not reflect any taxes or sales charges and are not annualized for periods of less than one year.

Class A

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	0.002	0.007	0.032	0.056	0.042
Total from Investment Operations	0.002	0.007	0.032	0.056	0.042

Less Distributions:

Dividends from net investment income	(0.002)	(0.007)	(0.032)	(0.056)	(0.042)

Total Distributions	(0.002)	(0.007)	(0.032)	(0.056)	(0.042)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:	0.19%	0.74%	3.21%	5.65%	4.30%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$155,944	$220,977	$270,509	$396,472	$293,776
Ratio of expenses to average net assets	0.85%	0.89%	0.68%	0.60%	0.57%
Ratio of net investment income to average net assets	0.19%	0.74%	3.16%	5.55%	4.21%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	0.86%		0.74%	0.70%	0.66%
Ratio of net investment income to average net assets	0.18%		3.10%	5.45%	4.12%

See footnotes on page 16.

12

Financial Highlights

Class B

	Year Ended December 31,

	2003	2002	2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	— **	0.001	0.022	0.046	0.032

Total from Investment Operations	— **	0.001	0.022	0.046	0.032

Less Distributions:

Dividends from net investment income	— **	(0.001)	(0.022)	(0.046)	(0.032)

Total Distributions	— **	(0.001)	(0.022)	(0.046)	(0.032)

Net Asset Value, End of Year	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:	0.03%	0.09%	2.20%	4.62%	3.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$33,026	$53,779	$49,656	$43,259	$42,612
Ratio of expenses to average net assets	1.02%	1.54%	1.66%	1.60%	1.57%
Ratio of net investment income to average net assets	0.03%	0.09%	2.18%	4.55%	3.21%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	1.86%	1.89%	1.74%	1.70%	1.66%
Ratio of net investment income (loss) to average net assets	(0.81)%	(0.26)%	2.10%	4.45%	3.12%

See footnotes on page 16.

13

Financial Highlights

Class C

	Year Ended December 31,				5/27/99* to 12/31/99

	2003	2002	2001	2000

Per Share Data:

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	— **	0.001	0.023	0.047	0.022

Total from Investment Operations	— **	0.001	0.023	0.047	0.022

Less Distributions:
Dividends from net investment income	— **	(0.001)	(0.023)	(0.047)	(0.022)

Total Distributions	— **	(0.001)	(0.023)	(0.047)	(0.022)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return:	0.03%	0.09%	2.36%	4.81%	2.15%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$7,238	$11,531	$9,204	$8,378	$5,305
Ratio of expenses to average net assets	1.02%	1.51%	1.51%	1.40%	1.25	%†
Ratio of net investment income to average net assets	0.03%	0.09%	2.33%	4.75%	3.64	%†
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	1.67%	1.75%	1.59%	1.50%	1.35	%†
Ratio of net investment income (loss) to average net assets	(0.62)%	(0.15)%	2.25%	4.65%	3.54	%†

See footnotes on page 16.

14

Financial Highlights

Class D

	Year Ended December 31,

	2003		2002		2001	2000	1999

Per Share Data:

Net Asset Value, Beginning of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Income from Investment Operations:

Net investment income	—	**	0.001		0.022	0.046	0.032

Total from Investment Operations	—	**	0.001		0.022	0.046	0.032

Less Distributions:

Dividends from net investment income	—	**	(0.001)		(0.022)	(0.046)	(0.032)

Total Distributions	—	**	(0.001)		(0.022)	(0.046)	(0.032)

Net Asset Value, End of Year	$1.000		$1.000		$1.000	$1.000	$1.000

Total Return:	0.03%		0.09%		2.20%	4.62%	3.26%

Ratios/Supplemental Data:

Net assets, end of year (000s omitted)	$18,742		$68,127		$22,217	$29,532	$29,078
Ratio of expenses to average net assets	1.02%		1.54%		1.66%	1.60%	1.57%
Ratio of net investment income to average net assets	0.03%		0.09%		2.18%	4.55%	3.21%
Without management fee waiver and expense reimbursement:‡
Ratio of expenses to average net assets	1.86%		1.89%		1.74%	1.70%	1.66%
Ratio of net investment income (loss) to average net assets	(0.81	) %	(0.26	) %	2.10%	4.45%	3.12%

See footnotes on page 16.

15

Financial Highlights

Class I					Class R

	Year Ended December 31,		11/30/01* to 12/31/01		4/30/03* to 12/31/03

	2003	2002

Per Share Data:

Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000		$1.000

Income from Investment Operations:

Net investment income	0.004	0.010	0.001		—	**

Total from Investment Operations	0.004	0.010	0.001		—	**

Less Distributions:

Dividends from net investment income	(0.004)	(0.010)	(0.001)		—	**

Total Distributions	(0.004)	(0.010)	(0.001)		—	**

Net Asset Value, End of Period	$1.000	$1.000	$1.000		$1.000

Total Return:	0.39%	1.00%	0.11%		0.02%

Ratios/Supplemental Data:

Net assets, end of period (000s omitted)	$9,558	$9,046	$30		$2
Ratio of expenses to average net assets	0.63%	0.62%	0.60	%†	0.98	%†
Ratio of net investment income to average net assets	0.41%	1.00%	1.25	%†	0.02	%†
Without expense reimbursement:‡
Ratio of expenses to average net assets		0.64%	1.35	%†	1.31	%†
Ratio of net investment income to average net assets		0.98%	0.50	%†	(0.35	) %†

*	Commencement of offering of shares.
**	Less than + or – $0.001.
‡	The Manager, at its discretion, waived a portion of its fees or reimbursed certain expenses.
†	Annualized.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

See Notes to Financial Statements.

16

Report of Independent Auditors

The Board of Directors and Shareholders,
Seligman Cash Management Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Seligman Cash Management Fund, Inc. (the “Fund”), including the portfolio of investments, as of December 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2003, by correspondence with the Fund’s custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Cash Management Fund, Inc. as of December 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
New York, New York
February 24, 2004

17

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

John R. Galvin (74)[2,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; and Chairman Emeritus, American Council on Germany. Formerly, Governor of the Center for Creative Leadership; Director, Raytheon Co. (defense and commercial electronics) and USLIFE Corporation (life insurance). From June 1987 to June 1992, Mr. Galvin was the Supreme Allied Commander, Europe and the Commander-in-Chief, United States European Command.

Alice S. Ilchman (68)[3,4] • Director: 1991 to Date • Oversees 61 Portfolios in Fund Complex

President Emerita, Sarah Lawrence College; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Jeannette K. Watson Summer Fellowships (summer internships for college students); Trustee, Save the Children (non-profit child-assistance organization) and the Committee for Economic Development; a Governor of the Court of Governors, London School of Economics; and Director, Public Broadcasting Service (PBS). Formerly, Chairman, The Rockefeller Foundation (charitable foundation) and Director, New York Telephone Company.

Frank A. McPherson (70)[3,4] • Director: 1995 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee Corporation (diversified energy company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, ConocoPhillips (integrated international oil corporation); Integris Health (owner of various hospitals); BOK Financial (bank holding company); Oklahoma Chapter of the Nature Conservancy; Oklahoma Medical Research Foundation; Boys and Girls Clubs of Oklahoma; Oklahoma City Public Schools Foundation and Oklahoma Foundation for Excellence in Education. Formerly, Director, Kimberly-Clark Corporation (consumer products) and the Federal Reserve System’s Kansas City Reserve Bank.

John E. Merow (74)[2,4] • Director: 1976 to Date • Oversees 61 Portfolios in Fund Complex

Retired Chairman and Senior Partner, Sullivan & Cromwell LLP (law firm); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, Commonwealth Industries, Inc. (manufacturer of aluminum sheet products); Director and Treasurer, the Foreign Policy Association; Director Emeritus, Municipal Art Society of New York; Trustee and Secretary, the U.S. Council for International Business; Trustee and Vice Chairman, New York-Presbyterian Healthcare System, Inc.; Trustee, New York-Presbyterian Hospital; and Member of the American Law Institute and Council on Foreign Relations.

See footnotes on page 21.

18

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Independent Directors

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Betsy S. Michel (61)[2,4] • Director: 1984 to Date • Oversees 61 Portfolios in Fund Complex

Attorney; Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Trustee, The Geraldine R. Dodge Foundation (charitable foundation) and World Learning, Inc. (international educational training). Formerly, Chairman of the Board of Trustees of St. George’s School (Newport, RI).

Robert L. Shafer (71)[3,4] • Director: 1980 to Date • Oversees 61 Portfolios in Fund Complex	Retired Vice President, Pfizer Inc. (pharmaceuticals); Director or Trustee of each of the investment companies of the Seligman Group of Funds†. Formerly, Director, USLIFE Corporation (life insurance).

James N. Whitson (68)[2,4] • Director: 1993 to Date • Oversees 61 Portfolios in Fund Complex

Retired Executive Vice President and Chief Operating Officer, Sammons Enterprises, Inc. (a diversified holding company); Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Director, C-SPAN (cable television network) and CommScope, Inc. (manufacturer of coaxial cable). Formerly, Director and Consultant, Sammons Enterprises, Inc.

See footnotes on page 21.

19

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

William C. Morris (65)*[1] • Director and Chairman of the Board: 1988 to Date • Oversees 61 Portfolios in Fund Complex

Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and Director or Trustee of each of the investment companies of the Seligman Group of Funds†; Chairman, Seligman Advisors, Inc., Seligman Services, Inc., and Carbo Ceramics Inc. (manufacturer of ceramic proppants for oil and gas industry); and Director, Seligman Data Corp. Formerly, Director, Kerr-McGee Corporation (diversified energy company) and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino (51)*[1] • Director: 1993 to Date • President: 1995 to Date • Chief Executive Officer: 2002 to Date • Oversees 61 Portfolios in Fund Complex

Director and President, J. & W. Seligman & Co. Incorporated; Chief Executive Officer, President and Director or Trustee of each of the invest- ment companies of the Seligman Group of Funds†; Director, Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman Data Corp.; Member of the Board of Governors of the Investment Company Institute; and Chairman, ICI Mutual Insurance Company.

Christopher J. Mahony (40) • Vice President and Portfolio Manager: 2002 to Date

Senior Vice President, Investment Officer of J. & W. Seligman & Co. Incorporated, Vice President and Portfolio Manager of Seligman Investment Grade Fixed Income Fund, Inc.; Vice President and Co- Portfolio Manager of Seligman Income and Growth Fund, Inc.; Vice President of Seligman High-Income Fund Series and Portfolio Manager of its U.S. Government Securities Series; and Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Investment Grade Fixed Income Portfolio and Cash Management Portfolio and Co-Portfolio Manager of its Income and Growth Portfolio. Formerly, Senior Portfolio Manager at Fort Washington Investment Advisors, Inc. since 1994; and Portfolio Manager, Neuberger and Berman from 1991 to 1994.

Thomas G. Rose (46) • Vice President: 2000 to Date

Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc., and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds†, Seligman Services, Inc. and Seligman International, Inc. Formerly, Treasurer of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.

See footnotes on page 21.

20

Directors and Officers
Information pertaining to the Directors and Officers of Seligman Cash Management Fund is set forth below.

Interested Directors and Principal Officers

Name, (Age), Position(s) held with Fundø	Principal Occupation(s) During Past Five Years, Directorships and Other Information

Lawrence P. Vogel (47) • Vice President: 1992 to Date • Treasurer: 2000 to Date

Senior Vice President and Treasurer, Investment Companies, J. & W. Seligman & Co. Incorporated; Vice President and Treasurer of each of the investment companies of the Seligman Group of Funds†; Treasurer, Seligman Data Corp. Formerly, Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and Seligman Data Corp.; Vice President, Seligman Services, Inc. and Vice President and Treasurer, Seligman International, Inc. and Treasurer, Seligman Henderson Co.

Frank J. Nasta (39) • Secretary: 1994 to Date

Managing Director, General Counsel, and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds†, Seligman Advisors, Inc., Seligman Services, Inc., Seligman International, Inc. and Seligman Data Corp. Formerly, Senior Vice President, Law and Regulation, J. & W. Seligman & Co. Incorporated; and Corporate Secretary, Seligman Henderson Co.

The Fund’s Statement of Additional Information (SAI) includes additional information about Fund directors and is available, without charge, upon request. You may call toll-free (800) 221-2450 in the US or collect (212) 682-7600 outside the US to request a copy of the SAI, to request other information about the Fund, or to make shareholder inquiries.

ø

The address for each of the directors and officers is 100 Park Avenue, 8th floor, New York, NY 10017. Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board of Directors.

†	The Seligman Group of Funds consists of 23 registered investment companies.

*

Mr. Morris and Mr. Zino are considered “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Member:	1 Executive Committee
2 Audit Committee
3 Director Nominating Committee
4 Board Operations Committee

21

TXCM 2 12/03

ITEM 2.	CODE OF ETHICS.
As of December 31, 2003, the registrant has adopted a code of ethics that applies to its principal executive and principal financial officers.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of directors has determined that Mr. James N. Whitson, a member of its audit committee, is an audit committee financial expert.  Mr. Whitson is “independent” as such term is defined in Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2003	2002

Audit Fees	$25,996	$25,260
Audit-Related Fees	–	–
Tax Fees	2,100	2,000
All Other Fees	1,897	2,609

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share of amounts for services related to documentation of certain internal control procedures for the registrant and certain other associated investment companies.

Aggregate fees billed by the registrant’s principal accountant for the last two fiscal years for non-audit services provided to the registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

	2003	2002

Audit-Related Fees	$126,130	$135,355
Tax Fees	7,500	18,450

Audit-related fees include amounts for (i) attestation services for the registrant’s shareholder service agent; (ii) review of certain internal controls of such shareholder service agent’s sub-agent; (iii) performance of certain agreed-upon procedures relating to certain services performed by the registrant’s distributor; and (iv) actuarial services provided prior to May 6, 2003 to the registrant’s investment adviser and shareholder service agent (such services were no longer permitted to be performed for the shareholder service agent after May 5, 2003).  Tax fees include amounts related to tax compliance, tax planning, and tax advice for and an evaluation of certain tax reporting procedures of the registrant’s shareholder service agent.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the registrant by the principal accountant in order to assure that the provision of such services does not impair the principal accountant’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the registrant’s principal accountant for the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and certain of the adviser’s affiliates that provide services directly related to the operations and financial reporting of the registrant. Unless a type of service to be provided by the principal accountant has received preapproval, it will require specific preapproval by the Audit Committee.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

Notwithstanding the foregoing, under certain circumstances, preapproval of non-audit services of a de minimis amount is not required.

(2) No services included in (b) – (d) above were approved pursuant to the waiver provisions of paragraphs (c)(7)(i)(C) or (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $137,627 and $158,414, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, the audit committee considered whether these services were compatible with maintaining the principal accountant’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable

ITEM 6.	[RESERVED]

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 8.	[RESERVED]

ITEM 9.	CONTROLS AND PROCEDURES.

     (a)          The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

     (b)          The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 10.	EXHIBITS.
	(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

	(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

	(b)	Certifications of chief executive officer and chief financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELIGMAN CASH MANAGEMENT FUND, INC.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 5, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

By:	/S/ BRIAN T. ZINO
Brian T. Zino
President and Chief Executive Officer

Date:	March 5, 2004

By:	/S/LAWRENCE P. VOGEL
Lawrence P. Vogel
Vice President, Treasurer and Chief Financial Officer

Date:	March 5, 2004

SELIGMAN CASH MANAGEMENT FUND, INC.

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers

(a)(2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certification of chief executive officer and chief financial officer as required by Rule 30a-2(b) of the Investment Company Act of 1940.